LETTER OF REAFFIRMATION OF ABSOLUTE ASSIGNMENT OF FRANCHISEE NOTES AND PROCEEDS DUE, ASSIGNMENT OF RENTS AND SUBLEASES, PLEDGE AGREEMENT, AND UNITED STATES TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT

DATED: TO:	As of March 31, 2010 Manufacturers and Traders Trust Company One M & T Plaza, Buffalo, New York 14240

Re:                      ABSOLUTE ASSIGNMENT OF FRANCHISEE NOTES AND PROCEEDS DUE (“Assignment of Franchisee Notes”), ASSIGNMENT OF RENTS AND SUBLEASES (“Assignment of Rents”), PLEDGE AGREEMENT (“Pledge Agreement”), AND UNITED STATES TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT (“Assignment of Trademarks”) each dated as of August 7, 2007 (collectively, the “Security Documents”), executed and delivered by EMERGING VISION, INC. (“Borrower”) to MANUFACTURERS AND TRADERS TRUST COMPANY (the “Bank") in connection with loans made to EMERGING VISION, INC. by Manufacturers and Traders Trust Company (collectively, the “Loan”).

Dear Sirs:

Each of the undersigned hereby reaffirms and ratifies all the terms, conditions, representations, and covenants contained in the Security Documents and certifies that there are no defenses, offsets, or counterclaims thereto as of the date hereof.

Each of the undersigned further covenants and agrees (i) that the security interests, pledges and assignments granted to Manufacturers and Traders Trust Company by the Security Documents and respectively as appropriate perfected by subsequent UCC-1 filings, remain in full force and effect as set forth therein and that same continue to constitute a binding first security interest in the stated assets of each of the undersigned securing the Borrower’s and each of the undersigned’s debt to Manufacturers and Traders Trust Company and that they are unaffected by the execution of that certain NON-REVOLVING LINE OF CREDIT AGREEMENT in the amount of $4,251,921.13 and TERM LOAN NOTE in the amount of $1,000,000.00 evidencing, among other things, (i) the reduction of the Maximum Loan Amount available under the Line of Credit Loan, (ii) the conversion of the outstanding balance under the line of credit to a term loan, and (iii) the revision of certain financial covenants as set forth therein, and of any related documents, each dated of even date herewith, copies of which each of the undersigned acknowledges having received and reviewed and hereby consent to, and (ii) that the Security Documents are in full force and effect.

Each of the undersigned further covenants and certifies that the attached Exhibit “A” represents the current list of Franchisee Notes assigned and delivered to the Bank by virtue of the Assignment of Fanchisee Notes reaffirmed hereby and such notes are incorporated in the Assignment of Fanchisee Notes by reference herein, and that the attached Exhibit “B” represents the current subsidiaries whose rents and subleases are assigned to the Bank by virtue of the Assignment of Rents as amended of even date herewith by revised Assignment of Rents and reaffirmed hereby and such subleases/rents are incorporated in  the Assignment of Rents by reference herein.

Very truly yours,

EMERGING VISION, INC.

By:           /s/ Glenn Spina
Glenn Spina, Its Chief Executive Officer

OG ACQUISITION, INC.

By:           /s/ Glenn Spina
Glenn Spina, Its Chief Executive Officer

ACKNOWLEDGMENT

STATE OF NEW YORK    )
        : SS.
COUNTY OF NASSAU    )

On the 13th day of April, in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared GLEN SPINA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

 /s/ Barbara C. Kegel
Notary Public

EXHIBIT “A” – NOTES RECEIVABLE:

Notes Receivable as of 4/1/2010 :

1)

Payor:	John Belotti
Date of Note:	6/1/2006
Amount:	$75,000
Maturity Date:	5/1/2010

2)

Payor:	Ashraf Hosseini
Date of Note:	8/15/2006
Amount:	$40,000
Maturity Date:	1/1/2012

3) NEW)

Payor:	Nicholas Siskos
Date of Note:	10/1/2009
Amount:	$48,500
Maturity Date:	3/1/2014

4) NEW)

Payor:	Renata Nannetti
Date of Note:	6/1/2010
Amount:	$50,000
Maturity Date:	5/1/2013

5) NEW)

Payor:	Renata Nannetti
Date of Note:	6/1/2010
Amount:	$8,000
Maturity Date:	9/1/2011

6) NEW)

Payor:	Dr. Joseph Bistricer
Date of Note:	1/1/2009
Amount:	$130,862
Maturity Date:	12/1/2013

7) NEW)

Payor:	Sharon Chambry
Date of Note:	12/1/2007
Amount:	$95,791
Maturity Date:	11/1/2010

8) NEW)

Payor:	Dr. Joel Kaplan
Date of Note:	7/1/2009
Amount:	$10,000
Maturity Date:	6/1/2010

9) NEW)

Payor:	Javier Martinez
Date of Note:	1/1/2008
Amount:	$10,000
Maturity Date:	12/1/2017

10) NEW)

Payor:	Sheena Tillman
Date of Note:	7/15/2009
Amount:	$60,000
Maturity Date:	6/15/2012

11) NEW)

Payor:	Nicholas Siskos
Date of Note:	3/5/2009
Amount:	$10,000
Maturity Date:	3/5/2010

12) NEW)

Payor:	Dr. Kamal Zafar
Date of Note:	2/1/2009
Amount:	$11,500
Maturity Date:	1/1/2010

13) NEW)

Payor:	Dr. Martin Liebowitz
Date of Note:	3/22/2009
Amount:	$5,000
Maturity Date:	3/22/2010

14) NEW)

Payor:	Dr. Martin Liebowitz
Date of Note:	3/22/2009
Amount:	$3,600
Maturity Date:	8/22/2010

 15) NEW)

Payor:	Tonya Maks & Olga Shapiro
Date of Note:	6/1/2009
Amount:	$10,000
Maturity Date:	10/1/2009

16) NEW)

Payor:	Tonya Maks & Olga Shapiro
Date of Note:	6/1/2009
Amount:	$3,600
Maturity Date:	11/1/2010

17) NEW)

Payor:	Donovan Knight
Date of Note:	2/1/2009
Amount:	$85,000
Maturity Date:	1/1/2014

18) NEW)

Payor:	Ashraf Hosseini
Date of Note:	4/1/2009
Amount:	$94,524
Maturity Date:	11/1/2011

19) NEW)

Payor:	Donovan Knight
Date of Note:	8/1/2009
Amount:	$67,246
Maturity Date:	2/1/2010

20) NEW)

Payor:	Don Galle
Date of Note:	5/15/2009
Amount:	$10,000
Maturity Date:	4/15/2012

EXHIBIT “B” – RENT/SUBLEASE ASSIGNORS:

EMERGING BUSINESS BROKERAGE, INC.
EMERGING VISION KING OF PRUSSIA, INC.
EMERGING VISION USA, INC.
EV ACQUISITION, INC.
EV CONTACTS, INC.
INSIGHT IPA OF NEW YORK, INC.
OPTI-CAPITAL, INC.
SINGER SPECS OF WESTMORELAND, INC.
SINGER SPECS, INC.
STERLING OPTICAL OF BAYSHORE, INC.
STERLING OPTICAL OF CHAUTAUQUA, INC.
STERLING OPTICAL OF COLLEGE POINT, INC.
STERLING OPTICAL OF COMMACK, INC.
STERLING OPTICAL OF CP, INC.
STERLING OPTICAL OF CROSSGATES MALL, INC.
STERLING OPTICAL OF GRAND FORKS, INC.
STERLING OPTICAL OF HUNTINGTON, INC.
STERLING OPTICAL OF IVERSON, INC.
STERLING OPTICAL OF JEFFERSON VALLEY, INC.
STERLING OPTICAL OF LAVALE, INC.
STERLING OPTICAL OF NEWBURGH, INC.
STERLING OPTICAL OF ROCKAWAY, INC.
STERLING OPTICAL OF WARMINSTER, INC.
STERLING OPTICAL OF WAYNE, INC.
STERLING OPTICAL OF WEST HEMPSTEAD, INC.
STERLING OPTICAL OF WESTMORELAND, INC.
STERLING OPTICAL OF W.P ROAD, INC.
STERLING U.S.A, INC.
STERLING VISION BOS, INC.
STERLING VISION DKM, INC.
STERLING VISION OF 794 LEXINGTON, INC.
STERLING VISION OF AVIATION MALL, INC.
STERLING VISION OF ANNAPOLIS, INC.
STERLING VISION OF ARNOT MALL, INC.
STERLING VISION OF BEAVER DAM, INC.
STERLING VISION OF BLASDELL, INC.
STERLING VISION OF BROOKFIELD SQUARE, INC.
STERLING VISION OF CALIFORNIA, INC.
STERLING VISION OF CAMBRIDGE SQUARE, INC.
STERLING VISION OF CAMP HILL, INC.
STERLING VISION OF CLIFTON PARK, INC.
STERLING VISION OF COLUMBIA MALL, INC.
STERLING VISION OF DELAFIELD, INC.
STERLING VISION OF DULLES, INC.
STERLING VISION OF EAST ROCKAWAY, INC.
STERLING VISION OF FAIR OAKS, INC.
STERLING VISION OF FULTON ST., INC.
STERLING VISION OF GREEN ACRES, INC.
STERLING VISION OF HAGERSTOWN, INC.
STERLING VISION OF HEMPSTEAD, INC.
STERLING VISION OF IRONDEQUOIT, INC.
STERLING VISION OF ISLANDIA, INC.
STERLING VISION OF JOHNSON CITY, INC.
STERLING VISION OF KENOSHA, INC.
STERLING VISION OF M STREET, INC.
STERLING VISION OF MENLO PARK, INC.
STERLING VISION OF MONTGOMERY MALL, INC.
STERLING VISION OF MYRTLE AVE., INC.
STERLING VISION OF NANUET, INC.
STERLING VISION OF NEWPARK, INC.
STERLING VISION OF OLEAN, INC.
STERLING VISION OF ONTARIO MILLS, INC.
STERLING VISION OF OWINGS MILLS, INC.
STERLING VISION OF PARAMUS PARK, INC.
STERLING VISION OF POTOMAC MILLS, INC.
STERLING VISION OF SOUTHTOWNE PLAZA, INC.
STERLING VISION OF SPOTSYLVANIA, INC.
STERLING VISION OF STATEN ISLAND, INC.
STERLING VISION OF WESTMINSTER, INC.
VISIONCARE OF CALIFORNIA.
VISION OPTICAL CO.